UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2009 (December 7, 2009)

SL GREEN REALTY CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13199	13-3956775
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue
New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

(212) 594-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure

Members of senior management of the Company will make a presentation during the Company’s 2009 Annual Investor Conference on Monday, December 7, 2009 (the “Investor Conference”).  The presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

At the Investor Conference, the Company will provide its earnings guidance for the year ending December 31, 2010 of FFO per share of $3.90 to $4.10, and net income per share of $0.43 to $0.63.  The Company also reconfirmed its earning guidance for the year ending December 31, 2009 of FFO per share of $4.35 to $4.50 and net income per share of $0.69 to $0.83.

The following table reconciles estimated earnings per share (diluted) to FFO per share (diluted) for the years ending December 31, 2009 and 2010.

	Year Ended December 31,		Year Ended December 31,
	2009	2009	2010	2010
	(Estimate)	(Estimate)	(Estimate)	(Estimate)

Net income attributable to SL Green common stockholders	$0.69	$0.83	$0.43	$0.63
Add:
Depreciation and amortization	2.93	2.93	2.79	2.79
Discontinued operations depreciation adjustments	0.01	0.01	—	—
Unconsolidated joint ventures depreciation and noncontrolling interest adjustments	0.56	0.56	0.53	0.53
Net income attributable to noncontrolling interests	0.20	0.21	0.16	0.16
Loss on equity investment in marketable securities	0.01	0.01	—	—
Less:
Loss on sale of discontinued operations	(0.07)	(0.07)	—	—
Net gain on sale of interest in unconsolidated joint venture property/ real estate	0.10	0.10	—	—
Depreciation on non-rental real estate assets	0.02	0.02	0.01	0.01
Funds from Operations	$4.35	$4.50	$3.90	$4.10

The information (including the exhibit) being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 9.01                                          Financial Statements and Exhibits.

(d)                                                                                 Exhibits.

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

Date: December 7, 2009	By:	/s/ Gregory F. Hughes
Gregory F. Hughes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation